Supplement Dated December 18, 2014 to your Prospectus

HUNTINGTON VA INTERNATIONAL EQUITY FUND

The Trustees of Huntington Funds have authorized a Plan of Liquidation of the Huntington VA International Equity Fund. Effective as of the close of business on March 6, 2015, any Contract Value allocated to the Huntington VA International Equity Fund Sub-Account will be transferred to the Invesco V.I. Money Market Fund Sub-Account.

Due to the liquidation of the Huntington VA International Equity Fund you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on March 5, 2015. You may choose to transfer some or all of your Contract Value in the affected Sub-Account to any other investment option currently offered by your Contract.

Also, effective as of the close of business on March 6, 2015:

•                  Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Fund, you may provide us alternative allocation instructions prior to March 6, 2015.  If you do not provide alternative allocation instructions prior to March 6, 2015, we will automatically update your DCA Program to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account on March 9, 2015.

•                  Asset Rebalancing: If you are enrolled in an Asset Rebalancing Program that includes the Fund you may provide us alternative instructions prior to March 6, 2015. If you do not provide us alternative instructions prior to March 9, 2015, we will automatically update your Asset Rebalancing Program to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account on March 9, 2015.

•                  InvestEase®: If you are enrolled in an InvestEase® program that include transfers to the Fund, you must provide us alternative InvestEase® instructions prior to  March 9, 2015.  If you do not provide alternative instructions prior to March 9, 2015, your InvestEase® transaction will be considered not In Good Order and will not be processed;

•                  Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates on March 6, 2015. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account, unless you provide us alternative instructions prior to March 9, 2015.

•                  Asset Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Asset Allocation Model that includes the Fund, the model will be automatically updated on March 9, 2015 to replace the Fund with the Invesco V.I. Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

Upon completion of the termination and liquidation of the Huntington VA International Equity Fund, all references to the Huntington VA International Equity Fund in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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